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                                                                    Exhibit 21.1


ASSET-BACKED FINANCING FACILITY
ADVANTA BANK CORP.
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                       JUNE 1, 2001 - JUNE 30, 2001
                                         ----------------------------

SETTLEMENT DATE:                            16-JUL-01
                                         -----------------

A.   SERIES INFORMATION:

     ADVANTA EQUIPMENT LEASING RECEIVABLES SERIES 2000-1 LLC
     SERIES 2000-1



I.   AGGREGATE CONTRACT PRINCIPAL BALANCE:

     (a.)   Beginning Aggregate Contract Principal Balance ..........................                             $255,953,098.63
                                                                                                                 -----------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts ....                             $ 11,018,404.76
                                                                                                                 -----------------
     (c.)   Contract Principal Balance of Charged-Off Contracts .....................                             $  2,747,445.86
                                                                                                                 -----------------
     (d.)   Ending Aggregate Contract Principal Balance of all Contracts as
            of this Settlement Date .................................................                             $242,187,248.01
                                                                                                                 -----------------


            BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR
            THIS RELATED COLLECTION PERIOD)

     (e.)   Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)               0.5088741                                         $167,509,657.97
                                                              ------------                                       -----------------
     (e1.)  Ending Class A-1 Principal Balance                  0.1082145                $ 19,617,657.97
                                                              ------------               ---------------
     (e2.)  Ending Class A-2 Principal Balance                  1.0000000                $ 63,269,000.00
                                                              ------------               ---------------
     (e3.)  Ending Class A-3 Principal Balance                  1.0000000                $ 84,623,000.00
                                                              ------------               ---------------
     (f.)   Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)               0.5088741                                         $ 14,357,881.56
                                                              ------------                                       -----------------
     (g.)   Ending Class C Principal Balance as of this
            Settlement Date (Class C Note Factor)               0.5088742                                         $  9,571,922.82
                                                              ------------                                       -----------------
     (h.)   Ending Class D Principal Balance as of this
            Settlement Date (Class D Note Factor)               0.5088740                                         $  4,785,959.91
                                                              ------------                                       -----------------
     (i.)   Ending Class E Principal Balance as of this
            Settlement Date (Class E Note Factor)               0.5150142                                         $ 12,109,012.87
                                                              ------------                                       -----------------
     (j.)   Ending Class F Principal Balance as of this
            Settlement Date (Class F Note Factor)               0.5150143                                         $ 31,485,149.58
                                                              ------------                                       -----------------

II.  COMPLIANCE RATIOS:

     (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ...........                             $272,022,255.36
                                                                                                                 -----------------

     (b.)   CBR of Contracts 1 - 30 days delinquent .................................                             $ 31,467,811.16
                                                                                                                 -----------------
     (c.)    % of Delinquent Contracts 1 - 30 days as of the related
             Calculation Date .......................................................                                       11.57%
                                                                                                                 -----------------

     (d.)   CBR of Contracts 31 - 60 days delinquent ................................                             $ 10,585,065.20
                                                                                                                 -----------------
     (e.)    % of Delinquent Contracts 31 - 60 days as of the related
             Calculation Date .......................................................                                        3.89%
                                                                                                                 -----------------

     (f.)   CBR of Contracts 61 - 90 days delinquent ................................                             $  6,552,929.16
                                                                                                                 -----------------
     (g.)    % of Delinquent Contracts 61 - 90 days as of the related
             Calculation Date .......................................................                                        2.41%
                                                                                                                 -----------------

     (h.)   CBR of Contracts > 91 days delinquent ...................................                             $  5,353,541.46
                                                                                                                 -----------------
     (i.)    % of Delinquent Contracts > 91 days as of the related
             Calculation Date .......................................................                                        1.97%
                                                                                                                 ------------------

     (j1.)   % of Delinquent Contracts 31 days or more as of the related
             Calculation Date .......................................................                                        8.27%
                                                                                                                 ------------------
     (j2.)  Month 2:        May-01 ..................................................                                        8.86%
                        -----------                                                                              ------------------
     (j3.)  Month 3:        Apr-01 ..................................................                                        8.23%
                        -----------                                                                              ------------------
     (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ...                                        8.45%
                                                                                                                 ------------------

     (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) ..                                       10.16%
                                                                                                                 ------------------
     (k2.)  Month 2:        May-01 ..................................................                                        5.87%
                        -----------                                                                              ------------------
     (k3.)  Month 3:        Apr-01 ..................................................                                        6.35%
                        -----------                                                                              ------------------
     (k4.)  Three month rolling average % for Defaulted Contracts ...................                                        7.46%
                                                                                                                 ------------------


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
     (l1.)  Cumulative Net Loss Percentage .........................................                                       4.9478%
                                                                                                                 -----------------
     (l2.)  Does the Cumulative Net Loss % exceed ..................................
     (l3.)  The Loss Trigger Level % from Beginning Period to and including 12th
            Collection Period? Y or N ..............................................                                          N/A
                                                                                                                 -----------------
     (l4.)  The Loss Trigger Level % from 13th Collection Period to and including
            24th Collection Period? Y or N .........................................                                           NO
                                                                                                                 -----------------
     (l5.)  The Loss Trigger Level % from 25th Collection Period and thereafter?
            Y or N .................................................................                                          N/A
                                                                                                                 -----------------

     (m5.)  Is there currently a Trigger Event which has not been cured for this
            payment date Y or N ....................................................                                           NO
                                                                                                                 -----------------
     (m5.)  Is there currently an Event of Default for this payment
            date Y or N ............................................................                                           NO
                                                                                                                 -----------------


III. FLOW OF FUNDS:

     (1.)   The amount on deposit in Available Funds ...............................                              $ 13,291,553.47
                                                                                                                 -----------------
     (2.)   Amounts deposited, if any, by the Servicer to the Collection Account
            for contracts repurchased ..............................................                              $     46,800.26
                                                                                                                 -----------------
     (3.)   Total deposits in the Collection Account to be used as available
            funds on this Payment Date (1+2) .......................................                              $ 13,338,353.73
                                                                                                                 -----------------
     (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts ..........                              $    134,487.68
                                                                                                                 -----------------
     (a.)   To the Trustee, trustee fees and expenses subject to an annual limit ...                                            -
                                                                                                                 -----------------
     (b.)   To the Servicer, any unrecoverable servicer advances / initial
            unpaid balance amounts .................................................                              $    102,698.34
                                                                                                                 -----------------
     (c.)   To the Servicer, the servicing fee then due and miscellaneous amounts,
            if any .................................................................                              $    213,294.25
                                                                                                                 -----------------


            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
            INTEREST
     (d.)   To Class A, the total Class A Note Interest for the related interest
            accrual period .........................................................                              $  1,071,986.46
                                                                                                                 -----------------
                        Interest on Class A-1 Notes ................................     $    167,278.20
                                                                                         ---------------
                        Interest on Class A-2 Notes ................................     $    382,513.83
                                                                                         ---------------
                        Interest on Class A-3 Notes ................................     $    522,194.43
                                                                                         ---------------
     (e.)   Interest on Class B Notes for the related interest accrual period ......                              $     95,708.50
                                                                                                                 -----------------
     (f.)   Interest on Class C Notes for the related interest accrual period ......                              $     64,860.66
                                                                                                                 -----------------
     (g.)   Interest on Class D Notes for the related interest accrual period ......                              $     33,822.91
                                                                                                                 -----------------

            CLASS E INTEREST:
     (h1.)  If Class E Noteholder is not Originator, then Interest on Class E
            Notes for the related interest accrual period or otherwise $0 ..........                                            -
                                                                                                                 -----------------

     (h2.)  If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A,
            Class B, Class C and Class D notes or otherwise $0 .....................     $    109,310.15
                                                                                         ---------------



            TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS:
            PRINCIPAL

     (i1.)  Class A percentage .....................................................            0.699999
                                                                                         ---------------
     (i2.)  To Class A, amount from reserve account, if any ........................                   -
                                                                                         ---------------
     (i3.)  To Class A, the Class A overdue principal, if any ......................                   -
                                                                                         ---------------
     (i4.)  To Class A, the Class A monthly principal payment amount ...............     $  9,636,081.67
                                                                                         ---------------
     (i5.)  To Class A, the additional principal, if any, allocable from Class E
            interest amount ........................................................     $     93,313.63
                                                                                         ---------------
     (i6.)  To Class A, the additional principal, if any, allocable from Class F
            floor amount ...........................................................                   -
                                                                                         ---------------
     (i7.)  Total principal payment to Class A  (i2-i6) ............................     $  9,729,395.30
                                                                                         ---------------
     (i8.)              Principal payment to Class A-1 Noteholders .................                              $  9,729,395.30
                                                                                                                 -----------------
     (i9.)              Principal payment to Class A-2 Noteholders .................                                            -
                                                                                                                 -----------------
     (i10.)             Principal payment to Class A-3 Noteholders .................                                            -
                                                                                                                 -----------------

     (j1.)  Class B percentage .....................................................           0.0599996
                                                                                         ---------------
     (j2.)  To Class B, amount from reserve account, if any ........................                   -
                                                                                         ---------------
     (j3.)  To Class B, the Class B overdue principal, if any ......................                   -
                                                                                         ---------------
     (j4.)  To Class B, the Class B monthly principal payment amount ...............     $    825,945.53
                                                                                         ---------------
     (j5.)  To Class B, the additional principal, if any, allocable from Class E
            interest amount ........................................................     $      7,998.26
                                                                                         ---------------
     (j6.)  To Class B, the additional principal, if any, allocable from Class F
            floor amount ...........................................................                   -
                                                                                         ---------------
     (j7.)  Total principal payment to Class B Noteholders (j2-j6) .................                              $    833,943.79
                                                                                                                 -----------------

     (k1.)  Class C percentage .....................................................           0.0399997
                                                                                         ---------------
     (j2.)  To Class C, amount from reserve account, if any ........................                   -
                                                                                         ---------------
     (k3.)  To Class C, the Class C overdue principal, if any ......................                   -
                                                                                         ---------------
     (k4.)  To Class C, the Class C monthly principal payment amount ...............     $    550,629.90
                                                                                         ---------------
     (k5.)  To Class C, the additional principal, if any, allocable from Class E
            interest amount ........................................................     $      5,332.18
                                                                                         ---------------
     (k6.)  To Class C, the additional principal, if any, allocable from Class F
            floor amount ...........................................................                   -
                                                                                         ---------------


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
     (k7.)  Total principal payment to Class C Noteholders (k2-k6) .................                              $    555,962.08
                                                                                                                 -----------------

     (l1.)  Class D percentage .....................................................           0.0199999
                                                                                         ---------------
     (l2.)  To Class D, amount from reserve account, if any ........................                   -
                                                                                         ---------------
     (l3.)  To Class D, the Class D overdue principal, if any ......................                   -
                                                                                         ---------------
     (l4.)  To Class D, the Class D monthly principal payment amount ...............     $    275,315.64
                                                                                         ---------------
     (l5.)  To Class D, the additional principal, if any, allocable from Class E
            interest amount ........................................................     $      2,666.09
                                                                                         ---------------
     (l6.)  To Class D, the additional principal, if any, allocable from Class F
            floor amount ...........................................................                   -
                                                                                         ---------------
     (l7.)  Total principal payment to Class D Noteholders (l2-l6) .................                              $    277,981.73
                                                                                                                 -----------------
     (m1.)  Class E percentage .....................................................           0.0499986
                                                                                         ---------------
     (m2.)  To Class E, amount from reserve account, if any ........................     $    464,061.23
                                                                                         ---------------
     (m3.)  To Class E, the Class E overdue principal, if any ......................                   -
                                                                                         ---------------
     (m4.)  To Class E, the Class E monthly principal payment amount ...............     $    224,212.03
                                                                                         ---------------
     (m5.)  To Class E, the additional principal, if any, allocable from Class F
            floor amount ...........................................................                   -
                                                                                         ---------------
     (m6.)  Total principal payment to Class E Noteholders (m2-m5) .................                              $    688,273.26
                                                                                                                 -----------------


            TO THE RESERVE ACCOUNT:
     (4.)   The amount, if any, needed to maintain the amount in the reserve
            account at the required reserve amount .................................                              $             -
                                                                                                                 -----------------


            CLASS F PAYMENTS:
     (n1.)  Sub-Total of funds disbursed through the Reserve Account ...............     $ 13,802,414.96
                                                                                         ---------------
     (n2.)  Funds available to be paid to Class F ..................................     $             -
                                                                                         ---------------

     (n3.)  Class F percentage .....................................................           0.1300032
                                                                                         ---------------
     (n4.)  Class F floor amount ...................................................     $  9,405,070.31
                                                                                         ---------------
     (n5.)  Class F principal balance before payment of principal on this
            payment date ...........................................................     $ 33,274,754.21
                                                                                         ---------------

     (n6.) If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

     (n7.)  If principal balance (n5) is greater than Class F floor (n4) then to
            Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the Class F principal balance has been reduced
            to the Class F floor amount  and (b) funds available ...................                              $             -
                                                                                                                 -----------------


     (n8.)  If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 .......................................
                                                                                                                 -----------------

            TO THE TRUSTEE:
     (7.)   To the Trustee, any fees and expenses not previously paid subject to a limit .............................................................
                                                                                                                 -----------------

            TO THE ISSUERS:
     (8.)   To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the collection account after all
            payments are made above ................................................                              $          0.00
                                                                                                                 -----------------




IV.  SERVICER ADVANCES

     (a.)   Aggregate amount of Servicer Advances at the beginning of the
            Collection Period ......................................................                              $  4,287,887.62
                                                                                                                 -----------------
     (b.)   Servicer Advances reimbursed during the Collection Period ..............                              $     38,911.51
                                                                                                                 -----------------
     (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
            Settlement Date ........................................................                              $    102,698.34
                                                                                                                 -----------------
     (d.)   Servicer Advances made during the related Collection Period ............                              $             -
                                                                                                                 -----------------
     (e.)   Aggregate amount of Servicer Advances at the end of the Collection
            Period .................................................................                              $  4,146,277.77
                                                                                                                 -----------------
     (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
            were not made ..........................................................                                            -
                                                                                                                 -----------------


V.   RESERVE ACCOUNT
     (a.)   Amount on deposit at the beginning of the related Collection Period ....                              $  4,702,535.15
                                                                                                                 -----------------
     (b.)   Reserve Account initial deposit
                                                                                                                 -----------------
     (c.)   Amount of interest earnings reinvested for the related Monthly Period ..                              $             -
                                                                                                                 -----------------
     (d.)   Amounts used to cover shortfalls, if any,  for the related
            Collection Period ......................................................                                   464,061.23
                                                                                                                 -----------------
     (e.)   Amounts used as required in a Trigger Event , if any,  for the
            related Collection Period ..............................................                              $             -
                                                                                                                 -----------------
     (f.)   Amounts transferred in from the Collection Account, if applicable
            (line 4) ...............................................................                              $             -
                                                                                                                 -----------------
     (g.)   Interest earnings for the related Monthly Period .......................                              $     15,924.24
                                                                                                                 -----------------
     (h.)   Interest  earnings withdrawn and included as Available Funds for the
            related Monthly Period .................................................                              $     15,924.24
                                                                                                                 -----------------
     (i.)   Amount on deposit at the end of the related Collection Period ..........                              $  4,238,473.92
                                                                                                                 -----------------


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
     (j.)   Is the Required Reserve Amount equal to the balance in the Reserve
            Account as of the related Collection period ? Y or N ..................                                             N
                                                                                                                 -----------------





VI.  ADVANCE PAYMENTS

     (a.)   Beginning aggregate Advance Payments ..................................                               $  2,491,509.27
                                                                                                                 -----------------
     (b.)   Add:  Amount of Advance Payments collected during the related
            Collection Period .....................................................                               $  1,842,892.26
                                                                                                                 -----------------
     (c.)   Add:  Investment earnings for the related  Collection Period ..........                               $             -
                                                                                                                 -----------------
     (d.)   Less: Amount of Advance Payments withdrawn for deposit into
            Facility Account ......................................................                               $  1,867,196.44
                                                                                                                 -----------------
     (e.)   Ending aggregate Advance Payments .....................................                               $  2,467,205.09
                                                                                                                 -----------------

     ADVANTA BANK CORP., AS SERVICER

     BY:         /s/ KIRK WEILER

     TITLE:      V.P. Finance/Treasurer

     DATE:       07/11/01


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